UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.___)

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
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Your **Vote** Counts!

TRANSACT TECHNOLOGIES INCORPORATED

2025 Annual Meeting
Vote by May 28, 2025
11:59 PM ET

TRANSACT
Technologies Incorporated

TRANSACT TECHNOLOGIES INCORPORATED
ONE HAMDEN CENTER
2319 WHITNEY AVENUE, SUITE 3B
HAMDEN, CT 06518



V71133-[TBD]

You invested in TRANSACT TECHNOLOGIES INCORPORATED and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 29, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and 2024 Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 15, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 29, 2025
10:00 a.m. ET

Virtually at:
www.virtualshareholdermeeting.com/TACT2025

*Log in using your control number (indicated above).

Vote at www.ProxyVote.comPrefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".Voting ItemsBoard RecommendsV71134-[TBD]THIS IS NOT A VOTABLE BALLOTThis is an overview of the proposals being presented at the upcoming stockholder meeting. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters.1. Election of Directors Nominees:01) John M. DillonFor02) Audrey P. DunningFor03) Daniel M. FriedbergFor04) Randall S. FriedmanFor05) Emanuel P. N. HilarioFor06) Haydee Ortiz OlingerFor2. Ratification of the selection of CBIZ CPAs P.C. as the Company's independent registered public accounting firm for 2025.For3. Approval, on a non-binding, advisory basis, of the compensation of our named executive officers.For4. Non-binding, advisory vote on the frequency of future non-binding, advisory votes on the compensation of our named executive officers.1YearNOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof, to the extent permitted by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended.